Filed Pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act No. 811-07168

Hennessy BP Energy Fund

Investor Class HNRGX | Institutional Class HNRIX

September 6, 2019

Supplement to the Summary Prospectus dated February 28, 2019

Effective as of September 5, 2019, Trip Rodgers is no longer a Portfolio Manager of the Hennessy BP Energy Fund. Effective as of the same date, Benton Cook has been added as a Portfolio Manager of the Hennessy BP Energy Fund. As a result, the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Managers

Toby Loftin, Benton Cook, CFA, and Tim Dumois are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Loftin has served as a Portfolio Manager of the Fund since its inception. Mr. Cook has served as a Portfolio Manager of the Fund since September 2019. Mr. Dumois has served as a Portfolio Manager of the Fund since February 2017 and previously served as a Senior Analyst of the Fund from January 2014 to February 2017.

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Please Read Carefully and Keep for Future Reference